                                                                                EXECUTION COPY

                             ASSIGNMENT AND ASSUMPTION AGREEMENT

               ASSIGNMENT  AND  ASSUMPTION   AGREEMENT,   dated  January  30,  2007,   between
Residential  Funding  Company,   LLC,  a  Delaware  limited  liability  company  ("RFC"),  and
Residential Accredit Loans, Inc., a Delaware corporation (the "Company").

                                           RECITALS

               A.  RFC  has  entered  into  contracts   ("Seller   Contracts")   with  various
seller/servicers, pursuant to which such seller/servicers sell to RFC mortgage loans.

               B.  The  Company  wishes  to  purchase  from RFC  certain  Mortgage  Loans  (as hereinafter defined) sold to RFC pursuant to the Seller Contracts.

               C. The  Company,  RFC, as master  servicer,  and  Deutsche  Bank Trust  Company
Americas,  as trustee (the  "Trustee"),  are entering  into a Series  Supplement,  dated as of
January 1, 2007 (the "Series  Supplement"),  and the Standard  Terms of Pooling and  Servicing
Agreement,   dated  as  of  December  1,  2006  (collectively,   the  "Pooling  and  Servicing
Agreement"),   pursuant  to  which  the  Company  proposes  to  issue  Mortgage   Asset-Backed
Pass-Through  Certificates,  Series 2007-QA1 (the "Certificates") consisting of twelve classes designated as Class A-1,  Class A-2,  Class A-3,  Class A-4,  Class M-1, Class M-2, Class M-3,
Class M-4, Class M-5, Class R-1,  Class R-X and Class SB Certificates  representing beneficial ownership  interests  in a  trust  fund  consisting  primarily  of a pool  of  mortgage  loans identified in Exhibit One to the Series Supplement (the "Mortgage Loans").

               D. In  connection  with the  purchase of the Mortgage  Loans,  the Company will assign to RFC a de minimis portion of the Class R-1 Certificates.
               E. In  connection  with the purchase of the Mortgage  Loans and the issuance of the Certificates, RFC wishes to make certain representations and warranties to the Company.

               F. The  Company  and RFC intend  that the  conveyance  by RFC to the Company of all its right,  title and interest in and to the  Mortgage  Loans  pursuant to this  Agreement shall constitute a purchase and sale and not a loan.

               NOW THEREFORE,  in consideration of the recitals and the mutual promises herein and other good and valuable consideration, the parties agree as follows:

               1. All  capitalized  terms used but not defined  herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

               2. Concurrently  with the execution and delivery hereof,  RFC hereby assigns to the Company  without  recourse  all of its right,  title and  interest in and to the  Mortgage
Loans,  including all interest and principal,  and with respect to the Sharia  Mortgage Loans, all  amounts in respect of profit  payments  and  acquisition  payments,  received  on or with respect to the Mortgage  Loans after  January 1, 2007 (other than  payments of  principal  and interest,  and with  respect to the Sharia  Mortgage  Loans,  all amounts in respect of profit payments and acquisition

               payments,  due on the  Mortgage  Loans  on or  before  January  30,  2007).  In consideration  of such  assignment,  RFC or its  designee  will  receive  from the  Company in immediately  available  funds an amount equal to  $420,989,530.83  and a de minimis portion of the  Class  R-1  Certificates.  In  connection  with  such  assignment  and at  the  Company's direction,  RFC has in respect of each  Mortgage  Loan  endorsed  the  related  Mortgage  Note
(other  than any  Destroyed  Mortgage  Note) to the  order of the  Trustee  and  delivered  an assignment  or security  instrument,  as  applicable,  of mortgage in  recordable  form to the
Trustee or its agent.

        RFC and the Company  agree that the sale of each Pledged  Asset Loan  pursuant to this
Agreement will also constitute the  assignment,  sale,  setting-over,  transfer and conveyance to the  Company,  without  recourse  (but  subject  to RFC's  covenants,  representations  and warranties  specifically  provided  herein),  of all of  RFC's  obligations  and all of  RFC's right,  title and  interest in, to and under,  whether now  existing or hereafter  acquired as owner of such  Pledged  Asset Loan with  respect to any and all  money,  securities,  security entitlements,  accounts,  general intangibles,  payment intangibles,  instruments,  documents, deposit  accounts,  certificates  of  deposit,  commodities  contracts,  and other  investment property and other  property of whatever kind or  description  consisting  of, arising from or related to, (i) the Credit Support Pledge  Agreement,  the Funding and Pledge  Agreement among the Mortgagor or other Person pledging the related Pledged Assets (the  "Customer"),  Combined
Collateral LLC and National  Financial  Services  Corporation,  and the Additional  Collateral
Agreement  between  GMAC  Mortgage,  LLC  and  the  Customer   (collectively,   the  "Assigned
Contracts"),  (ii) all rights,  powers and remedies of RFC as owner of such Pledged Asset Loan under or in connection  with the Assigned  Contracts,  whether arising under the terms of such
Assigned  Contracts,  by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned  Contracts,  including all rights to exercise  any  election  or  option or to make any  decision  or  determination  or to give or receive any notice,  consent,  approval or waiver  thereunder,  (iii) the Pledged  Amounts and
all  money,  securities,  security  entitlements,   accounts,  general  intangibles,   payment
intangibles,  instruments,  documents, deposit accounts,  certificates of deposit, commodities contracts,  and other  investment  property and other property of whatever kind or description and all cash and non-cash proceeds of the sale,  exchange,  or redemption of, and all stock or
conversion  rights,  rights  to  subscribe,   liquidation  dividends  or  preferences,   stock
dividends, rights to interest,  dividends,  earnings, income, rents, issues, profits, interest payments or other  distributions  of cash or other property that secures a Pledged Asset Loan,
(iv) all  documents,  books and records  concerning  the  foregoing  (including  all  computer programs,  tapes,  disks  and  related  items  containing  any such  information)  and (v) all insurance proceeds (including  proceeds from the Federal Deposit Insurance  Corporation or the
Securities  Investor  Protection  Corporation  or any other  insurance  company) of any of the foregoing or  replacements  thereof or  substitutions  therefor,  proceeds of proceeds and the
conversion,   voluntary  or  involuntary,  of  any  thereof.  The  foregoing  transfer,  sale, assignment and  conveyance  does not constitute and is not intended to result in the creation, or an assumption by the Company,  of any  obligation of RFC, or any other Person in connection with the Pledged Assets or under any agreement or instrument  relating thereto,  including any obligation to the Mortgagor, other than as owner of the Pledged Asset Loan.

        The  Company  and RFC  intend  that the  conveyance  by RFC to the  Company of all its right,  title and interest in and to the Mortgage  Loans  pursuant to this Section 2 shall be, and be construed  as, a sale of the  Mortgage  Loans by RFC to the  Company.  It is,  further, not intended  that such  conveyance  be deemed to be a pledge of the Mortgage  Loans by RFC to the Company to secure a debt or other  obligation of RFC.  Nonetheless,  (a) this Agreement is intended  to be and hereby is a security  agreement  within the meaning of Articles 8 and 9 of the  Minnesota  Uniform  Commercial  Code  and  the  Uniform  Commercial  Code  of  any  other applicable  jurisdiction;  (b) the conveyance  provided for in this Section shall be deemed to be,  and  hereby is, a grant by RFC to the  Company  of a  security  interest  in all of RFC's right,  title and  interest,  whether now owned or hereafter  acquired,  in and to any and all general intangibles,  payment intangibles,  accounts,  chattel paper, instruments,  documents, money,  deposit  accounts,  certificates  of  deposit,  goods,  letters of credit,  advices of credit  and  investment  property  consisting  of,  arising  from  or  relating  to any of the following:  (A) the Mortgage Loans,  including  (i) with respect to each Cooperative Loan, the related  Mortgage  Note,  Security  Agreement,  Assignment of Proprietary  Lease,  Cooperative
Stock  Certificate,  Cooperative  Lease, any insurance policies and all other documents in the related  Mortgage  File,  (ii) with  respect to each Sharia  Mortgage Loan, the related Sharia
Mortgage Loan Security  Instrument,  Sharia Mortgage Loan Co-Ownership  Agreement,  Obligation
to Pay,  Assignment  Agreement and Amendment of Security  Instrument,  any insurance  policies and all other  documents in the related  Mortgage File and (iii) with respect to each Mortgage
Loan other than a Cooperative  Loan or Sharia Loan,  the related  Mortgage Note, the Mortgage, any insurance  policies and all other documents in the related  Mortgage File,  (B) all monies due or to become due pursuant to the Mortgage  Loans in accordance  with the terms thereof and
(C) all  proceeds of the  conversion,  voluntary or  involuntary,  of the foregoing into cash, instruments,  securities or other  property,  including  without  limitation  all amounts from time to time held or invested in the  Certificate  Account or the Custodial  Account,  whether in the form of cash,  instruments,  securities or other  property;  (c) the  possession by the
Trustee,  the  Custodian  or any other agent of the  Trustee of  Mortgage  Notes or such other
items  of  property  as  constitute  instruments,   money,  payment  intangibles,   negotiable
documents,  goods,  deposit  accounts,  letters  of  credit,  advices  of  credit,  investment property  or  chattel  paper  shall be deemed to be  "possession  by the  secured  party,"  or possession  by a purchaser  or a person  designated  by such  secured  party,  for purposes of perfecting the security  interest  pursuant to the Minnesota  Uniform  Commercial Code and the
Uniform Commercial Code of any other applicable jurisdiction  (including,  without limitation,
Sections  8-106,  9-313 and 9-106  thereof);  and  (d) notifications  to persons  holding such property,  and acknowledgments,  receipts or confirmations from persons holding such property, shall be  deemed  notifications  to,  or  acknowledgments,  receipts  or  confirmations  from, securities  intermediaries,  bailees or agents of, or persons holding for, (as applicable) the
Trustee for the purpose of  perfecting  such  security  interest  under  applicable  law.  RFC shall, to the extent  consistent with this Agreement,  take such reasonable  actions as may be necessary to ensure that, if this Agreement were  determined to create a security  interest in the Mortgage Loans and the other property  described  above,  such security  interest would be determined to be a perfected  security  interest of first  priority  under  applicable law and will be  maintained  as such  throughout  the term of this  Agreement.  Without  limiting  the generality  of the  foregoing,  RFC shall  prepare and deliver to the Company not less than 15 days prior to any filing  date,  and the Company  shall file,  or shall cause to be filed,  at the expense of RFC,  all filings  necessary  to maintain  the  effectiveness  of any  original filings  necessary  under the  Uniform  Commercial  Code as in effect in any  jurisdiction  to perfect the Company's  security  interest in or lien on the Mortgage Loans,  including without limitation  (x) continuation  statements,  and (y) such other  statements as may be occasioned by (1) any  change of name of RFC or the Company,  (2) any  change of location of the state of formation,  place of business  or the chief  executive  office of RFC, or (3) any  transfer of any interest of RFC in any Mortgage Loan.

               Notwithstanding  the  foregoing,  (i) the  Master  Servicer  shall  retain  all servicing rights  (including,  without  limitation,  primary  servicing and master  servicing)
relating to or arising out of the Mortgage  Loans,  and all rights to receive  servicing fees, servicing  income and other payments made as  compensation  for such  servicing  granted to it under the Pooling and  Servicing  Agreement  pursuant  to the terms and  conditions  set forth therein  (collectively,  the  "Servicing  Rights")  and  (ii)  the  Servicing  Rights  are not
included  in  the  collateral  in  which  RFC  grants  a  security  interest  pursuant  to the immediately preceding paragraph.

               3.  Concurrently  with the execution and delivery  hereof,  the Company  hereby assigns to RFC without  recourse  all of its right,  title and interest in and to a de minimis portion  of the Class R-1  Certificates  as part of the  consideration  payable  to RFC by the
Company pursuant to this Agreement.

               4. RFC  represents  and  warrants to the Company  that on the date of execution hereof (or, if otherwise specified below, as of the date so specified):

               (a)    The information  set forth in Exhibit One to the Series  Supplement with respect to each Mortgage Loan or the Mortgage  Loans,  as the case may be, is true and correct in all  material  respects,  at the  date  or  dates  respecting  which  such  information  is furnished;

               (b)    Except for one  Mortgage  Loan  representing  approximately  0.1% of the aggregate  principal  balance of the Mortgage Loans at origination,  each Mortgage Loan with a
Loan-to-Value  Ratio at  origination  in excess of 80% will be insured by a Primary  Insurance
Policy  covering at least 35% of the principal  balance of the Mortgage Loan at origination if the  Loan-to-Value  Ratio is between 100.00% and 95.01%, at least 30% of the principal balance of the Mortgage Loan at origination if the  Loan-to-Value  Ratio is between 95.00% and 90.01%, at least 25% of the  balance if the  Loan-to-Value  Ratio is between  90.00% and 85.01% and at least 12% of the  balance if the  Loan-to-Value  Ratio is between  85.00% and  80.01%.  To the best of the  Company's  knowledge,  each such  Primary  Insurance  Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

               (c)    Each  Primary  Insurance  Policy  insures  the  named  insured  and  its successors  and  assigns,  and the  issuer of the  Primary  Insurance  Policy is an  insurance company whose claims-paying ability is currently acceptable to the Rating Agencies;

               (d)    Immediately  prior  to the  assignment  of  the  Mortgage  Loans  to the
Company,  RFC had good title to, and was the sole owner of, each  Mortgage Loan free and clear of any pledge,  lien,  encumbrance  or security  interest  (other than rights to servicing and related  compensation  and, with respect to certain Mortgage Loans, the monthly payment due on the first Due Date following the Cut-off  Date),  and no action has been taken or failed to be taken by RFC that would materially  adversely affect the  enforceability  of any Mortgage Loan or the interests therein of any holder of the Certificates;

               (e)    No Mortgage Loan was 30 or more days  delinquent in payment of principal and  interest as of the Cut-off  Date and no Mortgage  Loan has been so  delinquent  more than once in the 12-month period prior to the Cut-off Date;

               (f)    Subject  to clause  (e)  above as  respects  delinquencies,  there is no default,  breach,  violation or event of  acceleration  existing  under any  Mortgage  Note or
Mortgage and no event which,  with notice and  expiration  of any grace or cure period,  would constitute  a  default,  breach,  violation  or event of  acceleration,  and no such  default, breach,  violation  or event of  acceleration  has been  waived by the  Seller or by any other entity involved in originating or servicing a Mortgage Loan;

               (g)    There is no  delinquent  tax or  assessment  lien against any  Mortgaged
Property;

               (h)    No Mortgagor has any right of offset,  defense or counterclaim as to the related  Mortgage Note or Mortgage  except as may be provided under the  Servicemembers  Civil
Relief  Act,  formerly  known as the  Soldiers'  and  Sailors'  Civil  Relief Act of 1940,  as
amended, and except with respect to any buydown agreement for a Buydown Mortgage Loan;

               (i)    There are no  mechanics'  liens or claims  for work,  labor or  material affecting  any  Mortgaged  Property  which are or may be a lien prior to, or equal  with,  the lien of the related Mortgage,  except such liens that are insured or indemnified  against by a title insurance policy described under clause (aa) below;

               (j)    Each  Mortgaged  Property  is free of damage  and in good  repair and no notice  of  condemnation  has been  given  with  respect  thereto  and RFC  knows  of  nothing involving any Mortgaged  Property  that could  reasonably be expected to materially  adversely affect the value or marketability of any Mortgaged Property;

               (k)    Each  Mortgage  Loan at the time it was made  complied  in all  material respects with applicable local,  state, and federal laws,  including,  but not limited to, all applicable anti-predatory lending laws;

               (l)    Each  Mortgage  contains  customary  and  enforceable  provisions  which render  the  rights and  remedies  of the holder  adequate  to  realize  the  benefits  of the security  against the  Mortgaged  Property,  including (i) in the case of a Mortgage that is a deed of trust, by trustee's sale, (ii) by summary  foreclosure,  if available under applicable law,  and (iii)  otherwise  by  foreclosure,  and  there is no  homestead  or other  exemption available to the Mortgagor  that would  interfere  with such right to sell at a trustee's sale or right to  foreclosure,  subject  in each case to  applicable  federal  and  state  laws and judicial precedents with respect to bankruptcy and right of redemption;

               (m)    With respect to each  Mortgage  that is a deed of trust,  a trustee duly qualified  under  applicable law to serve as such is properly  named,  designated and serving, and except in  connection  with a  trustee's  sale after  default by a  Mortgagor,  no fees or expenses  are payable by the Seller or RFC to the trustee  under any  Mortgage  that is a deed of trust;

               (n)    The Mortgage Loans are hybrid adjustable-rate,  fully-amortizing,  first lien  mortgage  loans having terms to maturity of not more than 30 years  (except with respect to one Mortgage Loan  representing  approximately  0.1% of the aggregate  principal balance of the Mortgage Loans at origination)  from the date of origination or modification  with monthly payments  due,  with  respect to a majority of the  Mortgage  Loans,  on the first day of each month;
               (o)    No  Mortgage   Loan   provides   for   deferred   interest  or  negative
amortization;

               (p)    If any of the Mortgage Loans are secured by a leasehold  interest,  with respect to each leasehold  interest:  the use of leasehold estates for residential  properties is an  accepted  practice  in the area  where  the  related  Mortgaged  Property  is  located;
residential  property in such area consisting of leasehold estates is readily marketable;  the lease is recorded  and no party is in any way in breach of any  provision  of such lease;  the leasehold is in full force and effect and is not subject to any prior lien or  encumbrance  by which  the  leasehold  could be  terminated  or  subject  to any  charge or  penalty;  and the remaining  term of the lease does not  terminate  less than ten years after the maturity  date of such Mortgage Loan;

               (q)    Each Assigned  Contract  relating to each Pledged Asset Loan is a valid, binding and legally enforceable  obligation of the parties thereto,  enforceable in accordance with  their  terms,  except  as  limited  by  bankruptcy,  insolvency  or other  similar  laws affecting generally the enforcement of creditor's rights;

               (r)    The  Assignor is the holder of all of the right,  title and  interest as owner of each Pledged Asset Loan in and to each of the Assigned  Contracts  delivered and sold to the Company  hereunder,  and the  assignment  hereof by RFC validly  transfers  such right, title and interest to the Company  free and clear of any pledge,  lien,  or security  interest or other encumbrance of any Person;

               (s)    The full  amount of the  Pledged  Amount  with  respect to such  Pledged
Asset Loan has been  deposited with the custodian  under the Credit  Support Pledge  Agreement and is on deposit in the custodial account held thereunder as of the date hereof;

               (t)    RFC is a member of MERS,  in good  standing,  and  current in payment of all fees and  assessments  imposed by MERS,  and has complied with all rules and procedures of
MERS in  connection  with its  assignment  to the Trustee as assignee of the  Depositor of the
Mortgage relating to each Mortgage Loan that is registered with MERS,  including,  among other things,  that RFC shall have  confirmed  the  transfer  to the  Trustee,  as  assignee  of the
Depositor, of the Mortgage on the MERS(R)System;

               (u)    No instrument of release or waiver has been executed in connection  with the  Mortgage  Loans,  and no  Mortgagor  has been  released,  in  whole  or in part  from its obligations in connection with a Mortgage Loan;

               (v)    With respect to each  Mortgage  Loan,  either (i) the  Mortgage  Loan is assumable  pursuant to the terms of the Mortgage  Note,  or (ii) the Mortgage  Loan contains a customary  provision for the  acceleration of the payment of the unpaid  principal  balance of the  Mortgage  Loan in the event the  related  Mortgaged  Property  is sold  without the prior consent of the mortgagee thereunder;

               (w)    The proceeds of the Mortgage  Loan have been fully  disbursed,  there is no requirement  for future advances  thereunder and any and all  requirements as to completion of any on-site or off-site  improvements  and as to disbursements of any escrow funds therefor
(including  any  escrow  funds  held to  make  Monthly  Payments  pending  completion  of such improvements)  have been  complied  with.  All costs,  fees and  expenses  incurred in making, closing or recording the Mortgage Loans were paid;

               (x)    Except with  respect to  approximately  3.3% of the Mortgage  Loans,  in which, in lieu of an appraisal,  a valuation of the mortgaged  property was obtained using one of several automated  valuation  models,  the appraisal was made by an appraiser who meets the minimum qualifications for appraisers as specified in the Program Guide;

               (y)    To the best of RFC's  knowledge,  any  escrow  arrangements  established with respect to any Mortgage  Loan are in  compliance  with all  applicable  local,  state and federal laws and are in compliance with the terms of the related Mortgage Note;

               (z)    Each   Mortgage  Loan  was   originated   (1)  by  a  savings  and  loan
association,  savings  bank,  commercial  bank,  credit  union,  insurance  company or similar institution  that is  supervised  and  examined  by a  federal  or state  authority,  (2) by a mortgagee  approved by the  Secretary  of HUD pursuant to Sections 203 and 211 of the National
Housing  Act,  as amended,  or (3) by a mortgage  broker or  correspondent  lender in a manner such that the Certificates  would qualify as "mortgage related  securities" within the meaning of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended;

               (aa)   All  improvements  which were  considered in  determining  the Appraised
Value  of the  Mortgaged  Properties  lie  wholly  within  the  boundaries  and  the  building
restriction   lines  of  the  Mortgaged   Properties,   or  the  policy  of  title   insurance
affirmatively  insures  against  loss  or  damage  by  reason  of  any  violation,  variation, encroachment  or adverse  circumstance  that either is disclosed or would have been  disclosed by an accurate survey;

               (bb)   Each Mortgage Note and Mortgage  constitutes a legal,  valid and binding obligation  of the  borrower,  or the  consumer  in the  case of the  Sharia  Mortgage  Loans, enforceable  in  accordance  with its terms  except as limited by  bankruptcy,  insolvency  or other similar laws affecting generally the enforcement of creditor's rights;

               (cc)   None of the Mortgage  Loans are subject to the Home Ownership and Equity
Protection Act of 1994;

               (dd)   None of the Mortgage  Loans are loans that,  under  applicable  state or local law in effect at the time of  origination  of such loan,  are  referred  to as (1) "high cost" or  "covered"  loans or (2) any other  similar  designation  if the law imposes  greater restrictions or additional  legal liability for residential  mortgage loans with high interest rates, points and/or fees;

               (ee)   None of the Mortgage  Loans  secured by a property  located in the State of Georgia was originated on or after October 1, 2002 and before March 7, 2003;

               (ff)   No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable  (as such terms are defined in the then current  Standard & Poor's  LEVELS(R)Glossary  which is now
Version  5.7  Revised,   Appendix  E  (attached   hereto  as  Exhibit  A))  provided  that  no
representation  and  warranty is made in this clause (ff) with respect to 0.1% of the Mortgage
Loans (by outstanding  principal  balance as of the Cut-off Date) secured by property  located in the State of Kansas;

               (gg)   No fraud or  misrepresentation  has taken place in  connection  with the origination of any Mortgage Loan;

               (hh)   No mortgage loan has a prepayment  penalty term that extends beyond five years after the date of origination;

               (ii)   The  information set forth in the prepayment  charge  schedule  attached hereto as Exhibit A (the "Prepayment  Charge  Schedule") is complete,  true and correct in all material  respects  as of the Cut off  Date,  and  each  prepayment  charge  set  forth on the
Prepayment  Charge  Schedule  ("Prepayment  Charge")  is  enforceable  and was  originated  in compliance with all applicable federal, state and local laws; and

               (jj)   With  respect  to  each  Sharia  Mortgage  Loan,  mortgage  pass-through certificates  or notes  representing  interests  in  mortgage  loans that are in all  material respects of the same type as the Mortgage  Loans,  and which are  structured to be permissible under Islamic law  utilizing a declining  balance  co-ownership  structure,  have been,  for a least one year prior to the date hereof,  (a) held by investors  other than  employee  benefit plans, and (b) rated at least BBB- or Baa3, as applicable, by a Rating Agency.

        RFC shall provide  written  notice to GMAC  Mortgage,  LLC of the sale of each Pledged
Asset Loan to the Company  hereunder  and by the Company to the Trustee  under the Pooling and
Servicing  Agreement,  and shall maintain the Schedule of Additional  Owner Mortgage Loans (as
defined in the Credit Support Pledge  Agreement),  showing the Trustee as the Additional Owner of each such Pledged  Asset Loan,  all in  accordance  with Section 7.1 of the Credit  Support
Pledge Agreement.

        Upon  discovery  by RFC or upon  notice from the Company or the Trustee of a breach of
the  foregoing   representations  and  warranties  in  respect  of  any  Mortgage  Loan  which materially and adversely  affects the interests of any holders of the  Certificates  or of the
Company in such  Mortgage  Loan or upon the  occurrence  of a  Repurchase  Event  (hereinafter defined),  notice of which  breach or  occurrence  shall be given to the Company by RFC, if it discovers  the same,  RFC shall,  within 90 days after the earlier of its discovery or receipt of notice thereof,  either cure such breach or Repurchase  Event in all material  respects or, either (i) purchase such  Mortgage  Loan from the Trustee or the Company,  as the case may be, at a price equal to the Purchase  Price for such Mortgage Loan or (ii)  substitute a Qualified
Substitute  Mortgage  Loan or Loans for such  Mortgage  Loan in the manner and  subject to the limitations  set forth in Section 2.04 of the Pooling and Servicing  Agreement.  If the breach of  representation  and warranty that gave rise to the  obligation to repurchase or substitute a Mortgage  Loan pursuant to this Section 4 was the  representation  and warranty set forth in clause (k) of this Section 4, then RFC shall pay to the Trust Fund,  concurrently  with and in addition  to  the  remedies  provided  in the  preceding  sentence,  an  amount  equal  to any liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the
Trust Fund,  and that  directly  resulted  from such  breach,  or if incurred  and paid by the
Trust Fund thereafter, concurrently with such payment.

               5.  With  respect  to  each  Mortgage  Loan,  a  first  lien  repurchase  event
("Repurchase  Event") shall have  occurred if it is  discovered  that, as of the date thereof, the related  Mortgage  was not a valid first lien on the related  Mortgaged  Property  subject only to (i) the lien of real  property  taxes and  assessments  not yet due and payable,  (ii)
covenants,  conditions,  and  restrictions,  rights of way,  easements  and other  matters  of public  record  as of the  date of  recording  of such  Mortgage  and such  permissible  title exceptions  as are  listed  in the  Program  Guide  and  (iii)  other  matters  to which  like properties  are commonly  subject which do not  materially  adversely  affect the value,  use, enjoyment  or  marketability  of the  Mortgaged  Property.  In  addition,  with respect to any
Mortgage  Loan as to which the Company  delivers to the Trustee or the  Custodian an affidavit certifying that the original  Mortgage Note has been lost or destroyed,  if such Mortgage Loan subsequently  is in  default  and  the  enforcement  thereof  or of the  related  Mortgage  is materially  adversely  affected by the absence of the  original  Mortgage  Note,  a Repurchase
Event shall be deemed to have  occurred and RFC will be obligated to  repurchase or substitute for such Mortgage Loan in the manner set forth in Section 4 above.

               6.  This  Agreement  shall  inure to the  benefit  of and be  binding  upon the parties hereto and their  respective  successors  and assigns,  and no other person shall have any right or obligation hereunder.

               IN WITNESS WHEREOF, the parties have entered into this Assignment and
Assumption Agreement on the date first written above.

                                               RESIDENTIAL FUNDING COMPANY, LLC

                                               By:
                                                   Name: Joseph Orning
                                                   Title: Associate

                                               RESIDENTIAL ACCREDIT LOANS, INC.

                                               By:
                                                   Name: Jeffrey Blaschko
                                                   Title: Vice President

                                          EXHIBIT A

                                  PREPAYMENT CHARGE SCHEDULE

                                 [On file with the Depositor]

HIBIT A

                       APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR
                         FILE FORMAT FOR LEVELS(R)VERSION 5.7 REVISED

                                                                      REVISED October 20, 2006

        APPENDIX E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

        Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

------------------------------------------------------------------------------------------------
                        STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION
------------------------------------------------------------------------------------------------
                             ---------------------------------------- --------------------------
    STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING            CATEGORY UNDER
                                                                             APPLICABLE
                                                                       ANTI-PREDATORY LENDING
                                       LAW/EFFECTIVE DATE                        LAW
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Arkansas                     Arkansas Home Loan Protection Act,       High Cost Home Loan
                             Ark. Code Ann.ss.ss.23-53-101 et seq.
                             Effective July 16, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Cleveland Heights, OH        Ordinance No. 72-2003 (PSH), Mun. Code   Covered Loan
                           ss.ss.757.01 et seq.
                             Effective June 2, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Colorado                     Consumer Equity Protection, Colo.        Covered Loan
                             Stat. Ann.ss.ss.5-3.5-101 et seq.
                             Effective for covered loans offered or
                             entered into on or after January 1,
                             2003. Other provisions of the Act took
                             effect on June 7, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Connecticut                  Connecticut Abusive Home Loan Lending    High Cost Home Loan
                             Practices Act, Conn. Gen. Stat.ss.ss.
                             36a-746 et seq.
                             Effective October 1, 2001
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
District of Columbia         Home Loan Protection Act, D.C. Codess.ss. Covered Loan
                             26-1151.01 et seq.
                             Effective for loans closed on or after
                             January 28, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Florida                      Fair Lending Act, Fla. Stat. Ann.ss.ss.   High Cost Home Loan
                             494.0078 et seq.
                             Effective October 2, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.
                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Georgia as amended (Mar.     Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
7, 2003 - current)           Ann.ss.ss.7-6A-1 et seq.
                             Effective for loans closed on or after
                             March 7, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
HOEPA Section 32             Home Ownership and Equity Protection     High Cost Loan
                             Act of 1994, 15 U.S.C.ss.1639, 12
                             C.F.R.ss.ss.226.32 and 226.34
                             Effective October 1, 1995, amendments
                             October 1, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Illinois                     High Risk Home Loan Act, Ill. Comp.      High Risk Home Loan
                             Stat. tit. 815,ss.ss.137/5 et seq.
                             Effective January 1, 2004 (prior to
                             this date, regulations under
                             Residential Mortgage License Act
                             effective from May 14, 2001)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Indiana                      Indiana Home Loan Practices Act, Ind.    High Cost Home Loans
                             Code Ann.ss.ss.24-9-1-1 et seq.
                             Effective January 1, 2005; amended by
                             2005 HB 1179, effective July 1, 2005.
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Kansas                       Consumer Credit Code, Kan. Stat. Ann.    High Loan to Value
                           ss.ss.16a-1-101 et seq.                     Consumer Loan (id.ss.
                             Sections 16a-1-301 and 16a-3-207         16a-3-207) and;
                             became effective April 14, 1999;
                             Section 16a-3-308a became effective
                             July 1, 1999
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
                                                                      High APR Consumer Loan
                                                                      (id.ss.16a-3-308a)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Kentucky                     2003 KY H.B. 287 - High Cost Home Loan   High Cost Home Loan
                             Act, Ky. Rev. Stat.ss.ss.360.100 et seq.
                             Effective June 24, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Maine                        Truth in Lending, Me. Rev. Stat. tit.    High Rate High Fee
                             9-A,ss.ss.8-101 et seq.                    Mortgage
                             Effective September 29, 1995 and as
                             amended from time to time
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Massachusetts                Part 40 and Part 32, 209 C.M.R.ss.ss.     High Cost Home Loan
                             32.00 et seq. and 209 C.M.R.ss.ss.40.01
                             et seq.
                             Effective March 22, 2001 and amended
                             from time to time
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Nevada                       Assembly Bill No. 284, Nev. Rev. Stat.   Home Loan
                           ss.ss.598D.010 et seq.
                             Effective October 1, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
New Jersey                   New Jersey Home Ownership Security Act   High Cost Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.
                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
New Mexico                   Home Loan Protection Act, N.M. Rev.      High Cost Home Loan
                             Stat.ss.ss.58-21A-1 et seq.
                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
New York                     N.Y. Banking Law Article 6-l             High Cost Home Loan
                             Effective for applications made on or
                             after April 1, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
North Carolina               Restrictions and Limitations on High     High Cost Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.
                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Ohio                         H.B. 386 (codified in various sections   Covered Loan
                             of the Ohio Code), Ohio Rev. Code Ann.
                           ss.ss.1349.25 et seq.
                             Effective May 24, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Oklahoma                     Consumer Credit Code (codified in        Subsection 10 Mortgage
                             various sections of Title 14A)
                             Effective July 1, 2000; amended
                             effective January 1, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Rhode Island                 Rhode Island Home Loan Protection Act,   High Cost Home Loan
                             R.I. Gen. Lawsss.ss.34-25.2-1 et seq.
                             Effective December 31, 2006.
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
South Carolina               South Carolina High Cost and Consumer    High Cost Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.
                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Tennessee                    Tennessee Home Loan Protection Act,      High Cost Home Loan
                             Tenn. Code Ann.ss.ss.45-20-101 et seq.
                             Effective January 1, 2007.
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
West Virginia                West Virginia Residential Mortgage       West Virginia Mortgage
                             Lender, Broker and Servicer Act, W.      Loan Act Loan
                             Va. Code Ann.ss.ss.31-17-1 et seq.
                             Effective June 5, 2002
---------------------------- ---------------------------------------- --------------------------
------------------------------------------------------------------------------------------------
                         STANDARD & POOR'S COVERED LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
---------------------------- ---------------------------------------- --------------------------
    STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING            CATEGORY UNDER
                                                                             APPLICABLE
                                                                       ANTI-PREDATORY LENDING
                                       LAW/EFFECTIVE DATE                        LAW
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Covered Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.
                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
New Jersey                   New Jersey Home Ownership Security Act   Covered Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.
                             Effective November 27, 2003 - July 5,
                             2004
---------------------------- ---------------------------------------- --------------------------
------------------------------------------------------------------------------------------------
                          STANDARD & POOR'S HOME LOAN CATEGORIZATION
------------------------------------------------------------------------------------------------
---------------------------- ---------------------------------------- --------------------------
    STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING            CATEGORY UNDER
                                                                             APPLICABLE
                                                                       ANTI-PREDATORY LENDING
                                       LAW/EFFECTIVE DATE                        LAW
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.
                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
New Jersey                   New Jersey Home Ownership Security Act   Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.
                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
New Mexico                   Home Loan Protection Act, N.M. Rev.      Home Loan
                             Stat.ss.ss.58-21A-1 et seq.
                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
North Carolina               Restrictions and Limitations on High     Consumer Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.
                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------
South Carolina               South Carolina High Cost and Consumer    Consumer Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.
                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- --------------------------